SENTINEL GROUP FUNDS, INC.

ARTICLES SUPPLEMENTARY

SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (“Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the charter (“Charter”) of the Corporation, and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation (“Board of Directors”), by resolutions duly adopted at a meeting duly convened and held on June 7, 2007, increased the aggregate number of shares of stock of the Corporation from 2,350,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”), to 2,550,000,000 shares of Common Stock and classified and designated such additional authorized shares of Common Stock as follows:

1. 40,000,000 of the authorized but unissued shares of Common Stock are classified and designated as Class I shares of Sentinel Balanced Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of shares of Common Stock as set forth in the Charter.

2. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel Capital Growth Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

3. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel Growth Leaders Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

4. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel International Equity Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

5. 40,000,000 authorized but unissued shares of common stock are classified and designated as Class I shares of Sentinel Mid Cap Growth Fund, with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

SECOND: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock, $.01 par value per share, is 2,350,000,000, with an aggregate par value of $23,500,000, of which 135,000,000 are shares of Common Stock without further classification or designation and 2,215,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	15,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	70,000,000
Sentinel Small Company Fund	160,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated
Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000

Class D	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000

Class S	Number of Shares Allocated
Sentinel Short Maturity Government Fund	50,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock, $.01 par value per share, is 2,550,000,000, with an aggregate par value of $25,500,000 of which 175,000,000 are shares of Common Stock without further classification or designation and 2,375,000,000 are shares of Common Stock classified and designated as follows:

Class A	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	75,000,000
Sentinel Conservative Allocation Fund	20,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	90,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	30,000,000
Sentinel International Equity Fund	15,000,000
Sentinel Mid Cap Growth Fund	45,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	70,000,000
Sentinel Small Company Fund	160,000,000
Sentinel U.S. Treasury Money Market Fund	750,000,000

Class B	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000
Sentinel Common Stock Fund	20,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel High Yield Bond Fund	20,000,000
Sentinel International Equity Fund	20,000,000
Sentinel Mid Cap Growth Fund	20,000,000
Sentinel Small Company Fund	40,000,000
Sentinel U.S. Treasury Money Market Fund	100,000,000

Class C	Number of Shares Allocated
Sentinel Balanced Fund	10,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	10,000,000
Sentinel Conservative Allocation Fund	10,000,000
Sentinel Government Securities Fund	20,000,000
Sentinel Growth Leaders Fund	20,000,000
Sentinel High Yield Bond Fund	10,000,000
Sentinel International Equity Fund	10,000,000
Sentinel Mid Cap Growth Fund	30,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Short Maturity Government Fund	20,000,000
Sentinel Small Company Fund	40,000,000

Class D	Number of Shares Allocated
Sentinel Balanced Fund	20,000,000

Class I	Number of Shares Allocated
Sentinel Balanced Fund	40,000,000
Sentinel Capital Growth Fund	40,000,000
Sentinel Common Stock Fund	40,000,000
Sentinel Georgia Municipal Bond Fund	40,000,000
Sentinel Government Securities Fund	40,000,000
Sentinel Growth Leaders Fund	40,000,000
Sentinel International Equity Fund	40,000,000
Sentinel Mid Cap Growth Fund	40,000,000
Sentinel Mid Cap Value Fund	40,000,000
Sentinel Small Company Fund	40,000,000

Class S	Number of Shares Allocated
Sentinel Short Maturity Government Fund	50,000,000

FOURTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of the 19th day of June, 2007.

ATTEST:		SENTINEL GROUP FUNDS, INC.

By	/s/ Kerry A. Jung	By	/s/ Thomas P. Malone
	Kerry A. Jung	Thomas P. Malone
	Secretary	Vice President